Exhibit 10.19

CLARIFICATION AMENDMENT TO EMPLOYMENT AGREEMENT

This CLARIFICATION AMENDMENT, dated as of April 17, 2003 (the “Amendment”), to the EMPLOYMENT AGREEMENT, dated as of [Jan 31, 2003] (as the same may be further amended, supplemented or otherwise modified from time to time, the “Agreement”) between Allscripts, Inc., a Delaware corporation, and Laurie McGraw (the “Executive”).

W I T N E S S E T H :

WHEREAS, pursuant to the transactions consummated under the Agreement and Plan of Merger, dated as of July 13, 2000, as amended, by and among Allscripts Holding, Inc., Allscripts, Inc., Bursar Acquisition, Inc., Bursar Acquisition No. 2, Inc., IDX Systems Corporation and Channelhealth Incorporated (the “Reorganization”), Allscripts, Inc. became a wholly owned subsidiary of Allscripts Healthcare Solutions, Inc., a Delaware corporation (“Parent”);

WHEREAS, upon the consummation of the Reorganization, Parent became a public company and the Executive became an officer of Parent; and

WHEREAS, the parties hereto wish to amend the Agreement to clarify that the Executive is employed by Parent, rather than Allscripts, Inc.;

NOW, THEREFORE, in consideration of the promises and of the mutual agreements herein contained, the parties hereto agree as follows:

The Agreement shall continue in full force and effect and is incorporated herein by this reference except to the extent that it is modified by this Amendment. The parties shall modify and amend the Agreement as provided herein. To the extent that any provision of this Amendment is inconsistent with the Agreement, the terms of this Amendment shall control.

1.	The Agreement is amended by deleting each reference therein to “Allscripts, Inc.”, and inserting a reference to “Allscripts Healthcare Solutions, Inc.” in its place.

2.	Parent agrees to be bound by all of the terms of the Agreement, as modified by this Amendment.

3.	The words “or any of its subsidiaries” shall be added after “Company” in the following sections of the Agreement: (a) clause (i) of Section 5.1; (b) after each instance in which “Company” appears in the definition of “Employee” in Section 5.2; and (c) after the first two instances in which “Company” appears in the definition of “Protected Information” in Section 5.3.

4.	This Amendment and the Agreement (a) are complete, (b) constitute the entire and original understanding between the parties with respect to the subject matter hereof, and (c) supersede all prior agreements, whether oral or written. No waiver, modification, or addition to this Amendment or the Agreement shall be valid unless in writing and signed by the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

By:	/s/ Glen Tullman
Name:	Glen Tullman
Title:	CEO

[EXECUTIVE]

/s/ Laurie McGraw

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